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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: April 5, 2006
                        (Date of earliest event reported)

                                  MCAFEE, INC.
               (Exact Name of Registrant as specified in Charter)

            DELAWARE                    001-31216               77-0316593
  (State or other Jurisdiction     COMMISSION FILE NO.:      (I.R.S. Employer
       of incorporation)                                    Identification No.)

                               3965 FREEDOM CIRCLE
                          SANTA CLARA, CALIFORNIA 95054
          (Address of Principal Executive Offices, including zip code)

                                 (408) 346-3832
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

    On April 5, 2006 McAfee, Inc. issued a press release announcing that it had acquired SiteAdvisor, Inc.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (d)    Exhibits

             99.1 Press release dated April 5, 2006, announcing the acquisition of SiteAdvisor, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MCAFEE, INC.


Date: April 5, 2006                             By: /s/ Kent H. Roberts
                                                    ----------------------------
                                                    Kent H. Roberts
                                                    Executive Vice President and
                                                    General Counsel

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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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99.1          Press release dated April 5, 2006, announcing the acquisition of
              SiteAdvisor, Inc.